Exhibit 99.02

CADENCE REPORTS FOURTH QUARTER AND FISCAL YEAR 2015
CADENCE DESIGN SYSTEMS, INC.

CFO COMMENTARY

February 3, 2016
FY 2015 Key Takeaways
• Strong revenue growth, profitability and cash flow exceeded expectations.
• Continued innovating with launch of 9 new products.
• Expanded digital business with additional market shaping customers.
• Strong customer demand for Palladium® Z1 led to robust hardware sales in Q4.
• IP business grew 17%.
• Initiated $1.2 billion repurchase program.
• On January 28, 2016, we entered into a three-year, $300 million term loan, and drew $50 million on our revolving credit facility.
FY 2016 Outlook
• Bookings: $2.0 - $2.1 billion.
• Revenue: $1.79 - $1.84 billion.
• GAAP operating margin: approximately 17%.
• Non-GAAP operating margin: approximately 26%.

• GAAP EPS: $0.72 - $0.82.
• Non-GAAP EPS: $1.15 - $1.25.
• Operating cash flow: $380 - $420 million.
Q1 2016 Outlook
• Revenue : $440 - $450.
• GAAP operating margin: 15% - 16%.
• Non-GAAP operating margin: 24% - 25%.
• GAAP EPS: $0.17 - $0.19.
• Non-GAAP EPS: $0.26 - $0.28.
Financial Results Webcast
Our Q4 and FY 2015 financial results webcast will begin February 3, 2016 at 2:00 p.m. (Pacific) / 5:00 p.m. (Eastern). The webcast may be accessed at cadence.com/cadence/investor_relations.
An archive of the webcast will be available on February 3, 2016 until 5:00 p.m. (Pacific) / 8:00 p.m. (Eastern) on March 18, 2016.
Q4 2015 KEY METRICS
• Revenue $441 million, +4% y/y. • GAAP operating margin 19%. • Non-GAAP operating margin 29%. • GAAP EPS $0.26. • Non-GAAP EPS $0.31, cents, +15% y/y. • Operating cash flow $123 million.

FY 2015 KEY METRICS

• Bookings $1.9 billion, +7%.
• Revenue $1.7 billion, +8%.
• GAAP operating margin 17%.
• Non-GAAP operating margin 27%.
• GAAP EPS $0.81.
• Non-GAAP EPS $1.09, +16% y/y.
• Operating cash flow $378 million.
• Cash and short-term investments $711 million.

February 3, 2016	Cadence Q4 and Fiscal Year 2015 Financial Results	1

Cadence Design Systems, Inc.

Fiscal Year 2016 Financial Outlook

		Current
	FY 2015A	FY 2016E

Total Bookings ($ Billion)	$1.902	$2.000 - $2.100
Y/Y Growth	7%	5% - 10%

Average Contract Life (Years)	2.58	2.4 - 2.6

Recurring Revenue	>90%	>90%

Total Revenue ($ Billion)	$1.702	$1.790 - $1.840
Y/Y Growth	8%	5% - 8%

Revenue from Beginning Backlog	~70%	~70%

GAAP Operating Margin	16.8%	~17%

Non-GAAP Operating Margin	26.7%	~26%

Non-GAAP Other Income & Exp ($ Million)	$(12.3)	($27) - ($18)

Non-GAAP Tax Rate	23%	23%

Weighted Average Diluted Shares Outstanding (Million)	312.3	280 - 295

GAAP EPS	$0.81	$0.72 - $0.82

Non-GAAP EPS	$1.09	$1.15 - $1.25
Y/Y Growth	16%	6% - 15%

Cash Flow from Operations ($ Million)	$378.2	$380 - $420

DSO	35	30 - 35

Capital Expenditures ($ Million)	$44.8	~$50

First Quarter 2016 Financial Outlook

			Current
	Q1 2015A	Q4 2015A	Q1 2016E

Total Revenue ($ Million)	$411.4	$441.1	$440 - $450
Q/Q Growth	(3%)	2%	0% - 2%
Y/Y Growth	9%	4%	7% - 9%

GAAP Operating Margin	12%	19%	15% - 16%

Non-GAAP Operating Margin	23%	29%	24% - 25%

GAAP EPS	$0.12	$0.26	$0.17 - $0.19

Non-GAAP EPS	$0.23	$0.31	$0.26 - $0.28
Q/Q Growth	(15%)	11%	(16%) - (10%)
Y/Y Growth	15%	15%	13% - 22%

February 3, 2016	Cadence Q4 and Fiscal Year 2015 Financial Results	2

Cadence Design Systems, Inc.

Fourth Quarter and Fiscal Year Financial Results
Bookings

(In Billions, Except Book to Bill)	2012	2013	2014	2015

Total Bookings	$1.336	$1.585	$1.778	$1.902
Y/Y Growth	15%	19%	12%	7%
Book to Bill	1.01	1.09	1.12	1.12
Backlog	$1.7	$1.9	$2.1	$2.3
Y/Y Growth	0%	9%	12%	10%

Revenue

(In Thousands)	Q4 2014*	Q1 2015	Q2 2015	Q3 2015	Q4 2015

Product & Maintenance	$393,223	$383,637	$384,951	$396,867	$413,489
Services	29,875	27,729	30,932	36,896	27,590
Total Revenue	$423,098	$411,366	$415,883	$433,763	$441,079
Y/Y Growth	12%	9%	10%	8%	4%
* Q4 2014 contained an extra week in accordance with our fiscal year calendar.

(In Thousands)	2012	2013	2014	2015

Product & Maintenance	$1,212,429	$1,357,934	$1,479,151	$1,578,944
Services	113,995	102,182	101,781	123,147
Total Revenue	$1,326,424	$1,460,116	$1,580,932	$1,702,091
Y/Y Growth	15%	10%	8%	8%

Revenue Mix by Geography

(% of Total Revenue)	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015

Americas	47%	47%	48%	48%	48%
Asia	22%	24%	23%	25%	25%
Europe, Middle East and Africa	21%	19%	20%	18%	17%
Japan	10%	10%	9%	9%	10%
Total	100%	100%	100%	100%	100%

(% of Total Revenue)	2012	2013	2014	2015

Americas	45%	46%	45%	47%
Asia	19%	20%	23%	24%
Europe, Middle East and Africa	20%	21%	21%	19%
Japan	16%	13%	11%	10%
Total	100%	100%	100%	100%

February 3, 2016	Cadence Q4 and Fiscal Year 2015 Financial Results	3

Cadence Design Systems, Inc.

Revenue Mix by Product Group

(% of Total Revenue)	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015

Functional Verification	21%	23%	21%	23%	25%
Digital IC Design and Signoff	28%	28%	29%	28%	28%
Custom IC Design	28%	27%	27%	26%	25%
System Interconnect and Analysis	11%	11%	11%	10%	10%
IP	12%	11%	12%	13%	12%
Total	100%	100%	100%	100%	100%

(% of Total Revenue)	2013	2014	2015

Functional Verification	23%	22%	23%
Digital IC Design and Signoff	30%	29%	28%
Custom IC Design	27%	27%	26%
System Interconnect and Analysis	11%	11%	11%
IP	9%	11%	12%
Total	100%	100%	100%

Contract Duration

(Years)	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015

Weighted Average Contract Life	2.3	2.5	2.4	2.4	2.8

(Years)	2012	2013	2014	2015

Weighted Average Contract Life	2.5	2.5	2.4	2.6

Total Costs and Expenses

(In Thousands)	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015

Total GAAP Costs & Expenses	$348,312	$362,081	$339,479	$355,862	$359,239
Y/Y Growth	3%	8%	(1)%	3%	3%
Total Non-GAAP Costs & Expenses	$304,235	$315,180	$300,332	$316,208	$315,319
Y/Y Growth	8%	7%	4%	9%	4%

(In Thousands)	2012	2013	2014	2015

Total GAAP Costs & Expenses	$1,114,752	$1,271,109	$1,374,288	$1,416,661
Y/Y Growth	8%	14%	8%	3%
Total Non-GAAP Costs & Expenses	$1,024,683	$1,106,465	$1,180,469	$1,247,039
Y/Y Growth	8%	8%	7%	6%

February 3, 2016	Cadence Q4 and Fiscal Year 2015 Financial Results	4

Cadence Design Systems, Inc.

Operating Margin

	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015

GAAP Operating Margin	17.7%	12.0%	18.4%	18.0%	18.6%
Non-GAAP Operating Margin	28.1%	23.4%	27.8%	27.1%	28.5%

	2012	2013	2014	2015

GAAP Operating Margin	16.0%	12.9%	13.1%	16.8%
Non-GAAP Operating Margin	22.7%	24.2%	25.3%	26.7%

Earnings Per Share

	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015

GAAP Net Income Per Share	$0.21	$0.12	$0.19	$0.25	$0.26
Y/Y Growth	62%	9%	138%	108%	24%
Non-GAAP Net Income Per Share	$0.27	$0.23	$0.27	$0.28	$0.31
Y/Y Growth	17%	15%	29%	8%	15%

	2012	2013	2014	2015

GAAP Net Income Per Share	$1.57	$0.56	$0.52	$0.81
Y/Y Growth	NM	(64)%	(7)%	56%
Non-GAAP Net Income Per Share	$0.77	$0.86	$0.94	$1.09
Y/Y Growth	51%	12%	9%	16%

Total DSO

	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015

DSO	27	30	29	28	35

•	Our DSO target for 2015 was 30 days.

•	We are increasing the DSO target for 2016 to 30-35 days in light of current economic uncertainties.

February 3, 2016	Cadence Q4 and Fiscal Year 2015 Financial Results	5

Cadence Design Systems, Inc.

Balance Sheet and Cash Review

Cash Flow from Operating Activities

(In Thousands)	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015

Net Cash from Operating Activities	$132,067	$46,688	$121,754	$86,907	$122,851

(In Thousands)	2012	2013	2014	2015

Net Cash from Operating Activities	$315,994	$367,605	$316,722	$378,200

Capital Expenditures

(In Thousands)	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015

Capital Expenditures	$11,852	$7,520	$16,547	$10,026	$10,715

(In Thousands)	2012	2013	2014	2015

Capital Expenditures	$35,966	$44,929	$39,810	$44,808

•	Capital expenditures are primarily for IT equipment and business systems software, and facility costs.

•	Capital expenditures for 2016 are expected to be approximately $50 million.

Cash and Short-Term Investments

(In Thousands)	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015

Cash and Short-Term Investments	$1,022,606	$980,376	$744,411	$711,195	$711,184

•	Approximately 39 percent of our cash and short-term investments were in the U.S. at quarter-end.

(In Thousands)	2012	2013	2014	2015

Cash and Short-Term Investments	$827,061	$633,048	$1,022,606	$711,184

Stock Repurchase

(In Thousands, Except Share Price)	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015

Share Repurchase	$37,542	$36,797	$56,279	$120,059	$120,054
Number of Shares	2,107	2,001	2,887	5,856	5,510
Average Share Price	$17.82	$18.39	$19.49	$20.50	$21.79

(In Thousands, Except Share Price)	2012	2013	2014	2015

Share Repurchase	$0	$0	$100,117	$333,189
Number of Shares	0	0	5,856	16,255
Average Share Price	n/a	n/a	$17.10	$20.50

February 3, 2016	Cadence Q4 and Fiscal Year 2015 Financial Results	6

Cadence Design Systems, Inc.

Employees

	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015

Headcount	6,106	6,260	6,405	6,567	6,664

•	Headcount increased by 97 positions from Q3 to Q4 primarily due to hiring in R&D and technical field positions.

	2012	2013	2014	2015

Headcount	5,189	5,734	6,106	6,664

•	Headcount increased by 558 positions from 2014 to 2015 primarily due to hiring in R&D and technical field positions.

February 3, 2016	Cadence Q4 and Fiscal Year 2015 Financial Results	7

Cadence Design Systems, Inc.

Forward Looking Statements
The statements in this CFO Commentary contain forward-looking statements based on current expectations or beliefs and preliminary assumptions about future events that are subject to factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside Cadence’s control, including, among others: (i) Cadence’s ability to compete successfully in the electronic design automation product and the commercial electronic design and methodology services industries; (ii) the success of Cadence’s efforts to improve operational efficiency and growth; (iii) the mix of products and services sold and the timing of significant orders for Cadence’s products; (iv) change in customer demands, including those resulting from consolidation among Cadence’s customers and the possibility that the restructurings and other efforts to improve operational efficiency of Cadence’s customers could result in delays in purchases of Cadence’s products and services; (v) economic and industry conditions in regions in which Cadence does business; (vi) fluctuations in rates of exchange between the U.S. dollar and the currencies of other countries in which Cadence does business; (vii) capital expenditure requirements, legislative or regulatory requirements, interest rates and Cadence’s ability to access capital and debt markets; (viii) the acquisition of other companies or technologies or the failure to successfully integrate and operate these companies or technologies Cadence acquires, including the potential inability to retain customers, key employees or vendors; (ix) the effects of Cadence’s efforts to improve operational efficiency in its business, including strategic, customer and supplier relationships, and its ability to retain key employees; (x) events that affect the reserves or settlement assumptions Cadence may take from time to time with respect to accounts receivable, taxes, litigation or other matters; and (xi) the effects of any litigation or other proceedings to which Cadence is or may become a party.

For a detailed discussion of these and other cautionary statements related to Cadence’s business, please refer to Cadence’s filings with the Securities and Exchange Commission, which include Cadence’s most recent reports on Form 10-K and Form 10-Q, including Cadence’s future filings.

GAAP to Non-GAAP Reconciliation
Non-GAAP financial measures should not be considered as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this CFO Commentary with their most directly comparable GAAP financial results. Investors are also encouraged to look at the GAAP results as the best measure of financial performance. See our earnings press release issued today for further discussion of our non-GAAP financial measures, as well as the reconciliation provided in the Appendix to this CFO Commentary.

Cadence’s management uses non-GAAP net income because it excludes items that are generally not directly related to the performance of the company’s core business operations and therefore provides supplemental information to Cadence’s management and investors regarding the performance of the business operations, facilitates comparisons to the historical operating results and allows the review of Cadence’s business from the same perspective as Cadence’s management, including forecasting and budgeting.

Cadence, the Cadence logo and Palladium are trademarks or registered trademarks of Cadence Design Systems, Inc. All other trademarks are the property of their respective owners.

February 3, 2016	Cadence Q4 and Fiscal Year 2015 Financial Results	8

Cadence Design Systems, Inc.

APPENDIX
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited)

Reconciliation of GAAP Total Expenses to Non-GAAP Total Expenses

(In Thousands)	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015

GAAP total costs and expenses	$348,312	$362,081	$339,479	$355,862	$359,239

Reconciling items to non-GAAP total costs & expenses
Amortization of acquired intangibles	(17,559)	(16,404)	(16,224)	(15,794)	(15,826)
Stock-based compensation expense	(22,974)	(21,861)	(21,703)	(24,117)	(24,660)
Non-qualified deferred compensation (expenses) credits	(409)	(527)	(37)	1,508	(575)
Restructuring and other (charges) credits	1,145	(4,359)	498	(303)	(347)
Acquisition and integration-related costs	(4,280)	(3,750)	(1,681)	(948)	(1,596)
Special charges *	—	—	—	—	(916)
Non-GAAP total costs and expenses†	$304,235	$315,180	$300,332	$316,208	$315,319

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

* Comprised of executive severance costs.

February 3, 2016	Cadence Q4 and Fiscal Year 2015 Financial Results	9

Cadence Design Systems, Inc.

Reconciliation of GAAP Operating Margin as Percent of Total Revenue to Non-GAAP Operating Margin as Percent of Total Revenue

	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Forecast Q1 2016

GAAP operating margin as percent of total revenue	18%	12%	18%	18%	19%	15% - 16%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Amortization of acquired intangibles	4%	4%	4%	4%	4%	3%
Stock-based compensation expense	5%	5%	5%	5%	6%	6%
Non-qualified deferred compensation expenses (credits)	0%	0%	0%	0%	0%	0%
Restructuring and other charges (credits)	0%	1%	0%	0%	0%	0%
Acquisition and integration-related costs	1%	1%	1%	0%	0%	0%
Special charges *	0%	0%	0%	0%	0%	0%
Non-GAAP operating margin as percent of total revenue†	28%	23%	28%	27%	29%	24% - 25%

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

* Comprised of executive severance costs.

	2014	2015	Forecast 2016

GAAP operating margin as percent of total revenue	13%	17%	17%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Amortization of acquired intangibles	4%	4%	3%
Stock-based compensation expense	5%	5%	6%
Non-qualified deferred compensation expenses (credits)	0%	0%	0%
Restructuring and other charges (credits)	0%	0%	0%
Acquisition and integration-related costs	2%	1%	0%
Special charges *	1%	0%	0%
Non-GAAP operating margin as percent of total revenue†	25%	27%	26%

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

* Comprised of costs related to voluntary retirement program and executive severance costs.

February 3, 2016	Cadence Q4 and Fiscal Year 2015 Financial Results	10

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

(In Thousands, Except Per Share Data)	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Forecast Q1 2016

Diluted net income per share on a GAAP basis	$0.21	$0.12	$0.19	$0.25	$0.26	$0.17 - $0.19
Amortization of acquired intangibles	0.06	0.05	0.05	0.05	0.05	0.05
Stock-based compensation expense	0.07	0.07	0.07	0.08	0.08	0.08
Non-qualified deferred compensation expenses (credits)	—	—	—	(0.01)	—	—
Restructuring and other charges (credits)	—	0.01	—	—	—	—
Acquisition and integration-related costs	0.01	0.01	—	—	0.01	—
Special charges *	—	—	—	—	—	—
Amortization of debt discount on convertible notes	0.01	0.02	0.01	—	—	—
Other income or expense related to investments and non-qualified deferred compensation plan assets **	—	—	—	—	—	(0.01)
Income tax effect of non-GAAP adjustments	(0.09)	(0.05)	(0.05)	(0.09)	(0.09)	(0.03)
Diluted net income per share on a non-GAAP basis †	$0.27	$0.23	$0.27	$0.28	$0.31	$0.26 - $0.28

Shares used in calculation of diluted net income per share - GAAP ***	310,273	311,847	313,665	313,186	310,512
Shares used in calculation of diluted net income per share - non-GAAP ***	310,273	311,847	313,665	313,186	310,512

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

* Comprised of executive severance costs.

** Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

*** Shares used in the calculation of GAAP net income per share are expected to be the same as shares used in the calculation of non-GAAP net income per share, except when the company reports a GAAP net loss and non-GAAP net income, or GAAP net income and a non-GAAP net loss.

February 3, 2016	Cadence Q4 and Fiscal Year 2015 Financial Results	11

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

(In Thousands, Except Per Share Data)	2012	2013	2014	2015	Forecast 2016

Diluted net income per share on a GAAP basis	$1.57	$0.56	$0.52	$0.81	$0.72 - $0.82
Amortization of acquired intangibles	0.10	0.15	0.20	0.21	0.20
Stock-based compensation expense	0.17	0.23	0.27	0.30	0.38
Non-qualified deferred compensation expenses (credits)	0.02	0.01	0.01	—	—
Restructuring and other charges (credits)	—	0.06	0.03	0.01	—
Acquisition and integration-related costs	0.03	0.11	0.08	0.03	—
Special charges *	—	—	0.04	—	—
Amortization of debt discount on convertible notes	0.07	0.08	0.06	0.02	—
Other income or expense related to investments and non-qualified deferred compensation plan assets **	(0.02)	(0.02)	(0.01)	(0.01)	(0.01)
Income tax benefit due to a release of an uncertain tax position	—	(0.11)	—	—	—
Income tax benefit of valuation allowance release	(0.78)	—	—	—	—
Income tax benefit of State of California settlement	(0.13)	—	—	—	—
Acquisition-related income tax benefit	(0.05)	—	—	—	—
Income tax effect of non-GAAP adjustments	(0.21)	(0.21)	(0.26)	(0.28)	(0.14)
Diluted net income per share on a non-GAAP basis †	$0.77	$0.86	$0.94	$1.09	$1.15 - $1.25

Shares used in calculation of diluted net income per share - GAAP ***	280,667	294,564	306,775	312,302
Shares used in calculation of diluted net income per share - non-GAAP ***	280,667	294,564	306,775	312,302

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

* Comprised of costs related to a voluntary retirement program and executive severance costs.

** Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

*** Shares used in the calculation of GAAP net income per share are expected to be the same as shares used in the calculation of non-GAAP net income per share, except when the company reports a GAAP net loss and non-GAAP net income, or GAAP net income and a non-GAAP net loss.

February 3, 2016	Cadence Q4 and Fiscal Year 2015 Financial Results	12